EXHIBIT 10.11

                                  AMENDMENT TO
                             SUBSCRIPTION AGREEMENT

      This Amendment to Subscription Agreement (this "AMENDMENT") is made and effective as of March 2, 2005, by and among Franklin Capital Corporation, a Delaware corporation (the "ISSUER"), and the persons and entities listed on EXHIBIT A attached hereto who are the Holders of a majority of the Registrable Securities (collectively, the "AMENDING INVESTORS"). Capitalized terms used but not defined herein shall have the meanings given to them in the Subscription Agreement (as defined below).

                                    RECITALS

      A. The  Company and the  Amending  Investors  are parties to that  certain
Subscription Agreement, dated as of November 3, 2004 (the "SUBSCRIPTION AGREEMENT"), by and among the Company and the Investors listed therein (including, without limitation, the Amending Investors) and desire to amend the Subscription Agreement as set forth in this Amendment.

      B. Section 9.6 of the Subscription Agreement provides that the Subscription Agreement or any provision thereof may be amended only by a written instrument executed by the Issuer and the Holders of a majority of the Registrable Securities.

                                    AMENDMENT

      In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AMENDMENT TO SUBSCRIPTION AGREEMENT. The Subscription Agreement is hereby amended as follows:

      1.1 Section 6.2 of the Subscription Agreement is hereby amended and restated in its entirety to read as follows:

            "6.2 REQUIRED REGISTRATION. As promptly as practicable after the Closing, but in no event later than one hundred eighty (180) days after the date of the Closing, the Issuer agrees to file a Registration Statement to register the resale of all the Shares and Warrant Shares (which shall not include an underwritten offering) (a "REQUIRED REGISTRATION"). Not less than two (2) days prior to the filing of the Registration Statement, the Issuer shall provide each of the Investors (or, if an Investor shall have so instructed the Issuer, the investment adviser of such Investor) with a copy of the Registration Statement proposed to be filed and shall consider all (but shall not be obligated to give effect to any) appropriate comments that are timely provided by such Investors with respect to the Registration Statement. The Issuer shall use its reasonable best efforts to cause the SEC to declare the Registration Statement effective no later than the ninetieth

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      (90th) day following the date the Registration Statement is filed with the
      SEC. In the event that the Registration Statement has not been filed on or prior to the one hundred eightieth (180th) day after the date of the Closing (the "REGISTRATION DEADLINE"), then in addition to any other rights the Holders may have hereunder or under applicable law, on each monthly anniversary of such Registration Deadline until the date on which the Registration Statement is first filed, the Issuer shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate Purchase Price originally paid in connection with the acquisition pursuant to the terms of this Agreement of the Registrable Securities then held by such Holder. Once the Registration Statement has been declared effective, the Issuer shall thereafter maintain the effectiveness of the Registration Statement until the earlier of: (i) the date on which all the Shares and Warrant Shares have been sold pursuant to the Registration Statement or Rule 144; or (ii) such time as the Issuer reasonably determines, based on the advice of counsel, that each Holder, acting independently of all other Holders, will be eligible to sell under Rule 144 all the Shares and Warrant Shares then owned by such Holder within the volume limitations imposed by paragraph (e) of Rule 144 in the three (3) month period immediately following the termination of the effectiveness of the Registration Statement. Notwithstanding the foregoing, the Issuer's obligations contained in this SECTION 6.2 shall terminate on the second (2nd) anniversary of the date of the Closing."

2. MISCELLANEOUS.

      2.1 NO OTHER AMENDMENT. Except as expressly set forth in this Amendment, the terms and conditions of the Subscription Agreement shall remain unchanged and in full force and effect.

      2.2 COUNTERPARTS. This Amendment may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument. This Amendment may be executed and transmitted via facsimile with the same validity as if it were an executed original document.

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      IN  WITNESS   WHEREOF,   the  parties  have  executed  this  AMENDMENT  TO
SUBSCRIPTION AGREEMENT as of the date first written above.

                                         COMPANY:

                                         FRANKLIN CAPITAL CORPORATION

                                         By:____________________________________
                                            MILTON "TODD" AULT III
                                            Chairman and Chief Executive Officer


                                         AMENDING INVESTORS:

                                         Name of Amending Investor:

                                         _______________________________________

                                         By:____________________________________

                                         Name:__________________________________

                                         Title:_________________________________


             [SIGNATURE PAGE TO AMENDMENT TO SUBSCRIPTION AGREEMENT]

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                                    EXHIBIT A

                           LIST OF AMENDING INVESTORS

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       AMENDING INVESTOR                   NUMBER OF REGISTRABLE SECURITIES HELD
--------------------------------------------------------------------------------

Bodnar Capital Management, LLC                            281,250
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Catalysis Partners, LLC                                    45,000
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Charles J. Kalina III                                      18,750
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Jean Cosby IRA R/O                                         18,750
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Daniel James Heckman II                                    14,062
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Sothi Thillairajah                                          7,500
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TOTAL:                                                    385,312
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